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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (date of earliest event reported): January 15, 1997


                              DEL WEBB CORPORATION


          Delaware                                             86-0077724
(State or other jurisdiction           1-4785               (I.R.S. Employer
      of incorporation         (Commission File Number)   Identification Number)



6001 North 24th Street
Phoenix, Arizona                                                  85016
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (602) 808-8000


                                      None
         (Former name or former address, if changed since last report)

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Item 5.         Other Events

                Exhibit 1.1 hereto is the Underwriting Agreement dated January 15, 1997 among Del Webb Corporation and Dillon Read & Co. Inc. and Goldman, Sachs & Co.

Item 7.         Financial Statements and Exhibits.

        Exhibits

          1.1   Underwriting Agreement dated January 15, 1997 among
Del Webb Corporation and Dillon, Read & Co. Inc. and Goldman, Sachs & Co.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DEL WEBB CORPORATION


                                        By:         ROBERTSON C. JONES
                                            ----------------------------------
                                                    Robertson C. Jones
                                            Vice President and General Counsel



January 17, 1997
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                                 EXHIBIT INDEX

                                                         SEQUENTIALLY
         EXHIBIT NO.             DESCRIPTION             NUMBERED PAGE
         -----------             -----------             -------------

             1.1        Underwriting Agreement dated            5
                        January 15, 1997 among Del
                        Webb Corporation and Dillon,
                        Read & Co. Inc. and Goldman,
                        Sachs & Co.

























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